UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.
Fifth Amended and Restated Credit Agreement

On July 7, 2016, Alexandria Real Estate Equities, Inc. (the “Company”), and its subsidiary, Alexandria Real Estate Equities, L.P., entered into an escrow agreement (the “Escrow Agreement”) with Bank of America, N.A., as administrative agent, certain lenders and Kaye Scholer LLP, as escrow agent (the “Escrow Agent”), pursuant to which the Company and the other parties to the Fifth Amended and Restated Credit Agreement (the “Amended Credit Agreement”) submitted their signature pages to the Amended Credit Agreement to be held by the Escrow Agent in escrow. Pursuant to the Escrow Agreement, the Escrow Agent will release the signatures to the Amended Credit Agreement and the Amended Credit Agreement will become effective upon satisfaction by the Company of certain conditions precedent to the effectiveness of the Amended Credit Agreement set forth in the Amended Credit Agreement. If the conditions are not satisfied by the Company on or prior to August 2, 2016, the Amended Credit Agreement signature pages will be deemed to have been revoked, the escrow arrangements under the Escrow Agreement will terminate, and the Amended Credit Agreement will not become effective.

The conditions to be satisfied by the Company include the delivery of certain legal opinions and certificates, the absence of any default under the Amended Credit Agreement and the payment of prescribed fees. While there can be no assurance in this regard, the Company expects that it will satisfy the conditions on or prior to August 2, 2016, and that the Amended Credit Agreement will thereupon become effective. The purpose and effect of the Escrow Agreement are to permit the Company to “lock in” currently the terms and conditions of the Amended Credit Agreement and the identities of the lenders thereunder while deferring the commencement of the term of the credit facility to be provided under the Amended Credit Agreement until the Company satisfies the conditions to effectiveness. As a result, the term of the credit facility will not begin until the Company is able to avail itself of the credit provided thereby, increasing the utility of the financing facility to the Company until conditions to the effectiveness of the Amended Credit Agreement are satisfied.

The Amended Credit Agreement will amend and restate the Company’s Fourth Amended and Restated Credit Agreement dated August 30, 2013. Bank of America, N.A. will serve as administrative agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Citigroup Global Markets Inc. will serve as joint lead arrangers and joint bookrunners, under the Amended Credit Agreement. The Amended Credit Agreement provides for, among other things, a $1.65 billion unsecured senior revolving credit facility (the “Revolving Credit Facility”) and an accordion option to increase aggregate commitments under the Amended Credit Agreement by up to an additional $350 million. Borrowings under the Revolving Credit Facility will bear interest at a “Eurocurrency Rate” or a “Base Rate” specified in the Amended Credit Agreement, plus, in either case, a margin specified in the Amended Credit Agreement. The margin at closing applicable to loans based on the Eurocurrency Rate is anticipated to be 1.00%.

The Amended Credit Agreement will extend the maturity date for the Revolving Credit Facility to October 29, 2021, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions. The Amended Credit Agreement will also modify the applicable interest rate margins in respect of the loans under the Revolving Credit Facility, reduce the capitalization rate with respect to the asset value of certain types of real property, remove the negative covenant with respect to the creation or incurrence of liens, and remove the negative covenant with respect to investments.

Amendment to 2019 Unsecured Senior Bank Term Loan

On July 7, 2016, the Company and its subsidiary, Alexandria Real Estate Equities, L.P., entered into the Escrow Agreement with Bank of America, N.A., as administrative agent, certain lenders and the Escrow Agent, pursuant to which the Company and the other parties to the First Amendment to the Amended and Restated Term Loan Agreement (the “2019 Unsecured Senior Bank Term Loan Amendment”) submitted their signature pages to the 2019 Unsecured Senior Bank Term Loan Amendment to be held by the Escrow Agent in escrow. Pursuant to the Escrow Agreement, the Escrow Agent will release the signatures to the 2019 Unsecured Senior Bank Term Loan Amendment and the 2019 Unsecured Senior Bank Term Loan Amendment will become effective upon satisfaction by the Company of certain conditions precedent to the effectiveness of the 2019 Unsecured Senior Bank Term Loan Amendment set forth in the 2019 Unsecured Senior Bank Term Loan Amendment. If the conditions are not satisfied by the Company on or prior to August 2, 2016, the 2019 Unsecured Senior Bank Term Loan Amendment signature pages will be deemed to have been revoked, the escrow arrangements under the Escrow Agreement will terminate, and the 2019 Unsecured Senior Bank Term Loan Amendment will not become effective.

The conditions to be satisfied by the Company include the delivery of certain certificates and the absence of any default under the 2019 Unsecured Senior Bank Term Loan Agreement referenced below. While there can be no assurance in this regard, the Company expects that it will satisfy the conditions on or prior to August 2, 2016, and that the 2019 Unsecured Senior Bank Term Loan Amendment will thereupon become effective. The purpose and effect of the Escrow Agreement are to permit the Company to “lock in” currently the terms and conditions of the 2019 Unsecured Senior Bank Term Loan Amendment and the identities of the lenders thereunder while deferring the effectiveness of the amendments set forth in the 2019 Unsecured Senior Bank Term Loan Amendment until the Company satisfies the conditions to effectiveness.

The 2019 Unsecured Senior Bank Term Loan Amendment will amend the Company’s Amended and Restated Term Loan Agreement dated as of August 30, 2013 with Bank of America, N.A., as administrative agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, and certain financial institutions party thereto as lenders (the "2019 Unsecured Senior Bank Term Loan Agreement").

The 2019 Unsecured Senior Bank Term Loan Amendment will, among other things, reduce the capitalization rate with respect to the asset value of certain types of real property, remove the negative covenant with respect to the creation or incurrence of liens, remove the negative covenant with respect to investments, and make certain other changes to conform to those contained in the Amended Credit Agreement. The 2019 Unsecured Senior Bank Term Loan Amendment will not modify the maturity date, which is January 3, 2019, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions.

Amendment to 2021 Unsecured Senior Bank Term Loan

On July 7, 2016, the Company and its subsidiary, Alexandria Real Estate Equities, L.P., entered into an escrow agreement (the “Citibank Escrow Agreement”) with Citibank, N.A., as administrative agent, certain lenders and Shearman & Sterling LLP, as escrow agent (the “2021 Unsecured Senior Bank Term Loan Escrow Agent”), pursuant to which the Company and the other parties to the First Amendment to the Third Amended and Restated Term Loan Agreement (the “2021 Unsecured Senior Bank Term Loan Amendment”) submitted their signature pages to the 2021 Unsecured Senior Bank Term Loan Amendment to be held by the 2021 Unsecured Senior Bank Term Loan Escrow Agent in escrow. Pursuant to the Citibank Escrow Agreement, the 2021 Unsecured Senior Bank Term Loan Escrow Agent will release the signatures to the 2021 Unsecured Senior Bank Term Loan Amendment and the 2021 Unsecured Senior Bank Term Loan Amendment will become effective upon satisfaction by the Company of certain conditions precedent to the effectiveness of the 2021 Unsecured Senior Bank Term Loan Amendment set forth in the 2021 Unsecured Senior Bank Term Loan Amendment. If the conditions are not satisfied by the Company on or prior to August 2, 2016, the 2021 Unsecured Senior Bank Term Loan Amendment signature pages will be deemed to have been revoked, the escrow arrangements under the Citibank Escrow Agreement will terminate, and the 2021 Unsecured Senior Bank Term Loan Amendment will not become effective.

The conditions to be satisfied by the Company include the delivery of certain certificates and the absence of any default under the 2021 Unsecured Senior Bank Term Loan Agreement referenced below. While there can be no assurance in this regard, the Company expects that it will satisfy the conditions on or prior to August 2, 2016, and that the 2021 Unsecured Senior Bank Term Loan Amendment will thereupon become effective. The purpose and effect of the Citibank Escrow Agreement are to permit the Company to “lock in” currently the terms and conditions of the 2021 Unsecured Senior Bank Term Loan Amendment and the identities of the lenders thereunder while deferring the effectiveness of the amendments set forth in the 2021 Unsecured Senior Bank Term Loan Amendment until the Company satisfies the conditions to effectiveness.

The 2021 Unsecured Senior Bank Term Loan Amendment will amend the Company’s Third Amended and Restated Term Loan Agreement dated as of June 30, 2015 with Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., RBC Capital Markets and The Bank of Nova Scotia, as joint lead arrangers and joint book running managers, and certain financial institutions party thereto as lenders (the “2021 Unsecured Senior Bank Term Loan Agreement”).

The 2021 Unsecured Senior Bank Term Loan Amendment will, among other things, reduce the capitalization rate with respect to the asset value of certain types of real property, remove the negative covenant with respect to the creation or incurrence of liens, remove the negative covenant with respect to investments, and make certain other changes to conform to those contained in the Amended Credit Agreement. The 2021 Unsecured Senior Bank Term Loan Amendment will not modify the maturity date, which is January 15, 2021, provided that the Company exercises its rights to extend the maturity date three times upon the satisfaction of certain conditions for an additional term of six months for the first and second extensions and for an additional term ending on January 15, 2021, for the third extension.

Affiliates of lenders under the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment and the 2021 Unsecured Senior Bank Term Loan Amendment have, from time to time, performed, and may in the future perform, various financial advisory, investment banking and general financing services for the Company.

The foregoing summary of the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment, and the 2021 Unsecured Senior Bank Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment, and the 2021 Unsecured Senior Bank Term Loan Amendment, copies of which are anticipated to be filed as exhibits to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2016, to the extent they become effective.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 is incorporated herein by reference.
Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of these words or similar words, and include (without limitation) statements regarding the anticipated maturity date of the Amended Credit Agreement. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company's filings with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

July 8, 2016	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer
(Principal Financial Officer)